UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 8, 2006

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Delaware Delaware	1-12994 000-50694	52-1802283 52-1873369
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5425 Wisconsin Avenue

Suite 500

Chevy Chase, MD 20815

(Address of principal executive offices) (Zip Code)

Registrants’ telephone number, including area code: (301) 968-6000

1300 Wilson Boulevard, Suite 400

Arlington, Virginia 22209

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

Item 2.02. Results of Operations and Financial Condition.

On August 10, 2006, The Mills Corporation (“TMC”) and The Mills Limited Partnership (“TMLP”) filed with the Securities and Exchange Commission (“SEC”) a Notification of Late Filing on Form 12b-25 (the “Notification”) to indicate that their Form 10-Q for the quarter ended June 30, 2006 will be filed late. Part III and the narrative portion of Part IV(3) of the Notification are filed as Exhibit 99.1 to this Current Report on Form 8-K, and the information contained therein (including the update of the pending restatement of the financial statements of TMC and TMLP), insofar as it relates to prior period results of operations or financial condition of TMC and TMLP, is incorporated herein by reference. As indicated in Exhibit 99.1 hereto, TMC and TMLP have substantially completed their internal accounting review. As further described in Exhibit 99.1, the restatement principally relates to errors in the selection and application of corporate and development accounting policies including the following:

•	Capitalization of interest to predevelopment and development projects

•	Capitalization of overhead costs to predevelopment and development projects

•	Cumulative impact and the ongoing accounting for development and leasing fees and interest income related to our adoption of Financial Accounting Standards Board Interpretation No. 46R, Consolidation of Variable Interest Entities

•	Translation from foreign currencies of our investments in our foreign subsidiaries

•	Accounting for grand opening and advertising for development projects

•	Evaluation of capitalized costs including our accounting for acquisitions of properties

•	Evaluation of foreign tax exposures

The information in Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed “filed” with the SEC for any purpose including Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be incorporated by reference into any registration statement filed by TMC or TMLP under the Securities Act of 1933 regardless of any general incorporation language in such filing.

This Current Report on Form 8-K and Exhibit 99.1 contain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are based on current expectations and are not guarantees of future performance. Further, the forward-looking statements are subject to the limitations listed in Exhibit 99.1 and in the other SEC reports of TMC and TMLP, including that actual events or results may differ materially from those in the forward-looking statements.

Item 2.06. Material Impairments.

On August 8, 2006, the Board of Directors, upon the recommendation of TMC’s management and the Executive Committee of the Board of Directors, concluded that material charges for impairments to the following assets are required under generally accepted accounting principles:

TMC and TMLP are required to periodically assess their operating properties for impairment under SFAS No.144 Accounting for the Impairment or Disposal of Long-Lived Assets (“SFAS 144”). Although this review has not been completed for 2005 or the first two quarters of 2006, at this time, TMC and TMLP believe that the Cincinnati Mills project, an operating property, did not satisfy the undiscounted cash flow test set forth in SFAS 144 as of December 31, 2005. As a result, it is expected that a write-down of approximately $44 million for TMC (with an impact to TMLP of approximately $51 million) will be recorded in the fourth quarter of 2005 with respect to this property. Further, TMC believes the investment in the Columbus City Center, an operating property, accounted for using the equity method, is impaired and it is expected that a write-down of approximately $6 million for TMC (with an impact to TMLP of approximately $7 million) will be recorded in the fourth quarter of 2005.

In the second quarter of 2006, TMC and TMLP decided to sell their investment in FoodBrand, an entity that master leases, manages and operates food courts and restaurants at certain of our malls and third party facilities, which is accounted for using the equity method. Accordingly, TMC and TMLP expect that a write-down with an impact of approximately $10 million to TMC (with an impact to TMLP of approximately $12 million) will be recorded with respect to this investment during such quarter. TMC and TMLP do not expect that any material infusions of capital will be required prior to a sale. TMC and TMLP also expect to take a charge in the second quarter of 2006 for impairment related to Pittsburgh Mills, an operating property, which may be sold, resulting in an impact of approximately $20 million for TMC (with an impact to TMLP of approximately $23 million) and to write-off approximately $5 million for TMC (with an impact to TMLP of approximately $6 million) for Vallejo, a domestic pre-development project located in California, that was abandoned during the second quarter of 2006. TMC and TMLP do not expect to have any future capital expenditures for this project. During the second quarter of 2006, TMC decided to explore the possible sale of its European operations. This decision is expected to negatively impact the net realizable value of certain predevelopment projects in Europe. Accordingly, a write-down with an impact to TMC of up to $17 million (with an impact to TMLP of approximately $19 million) is expected to be recorded in the second quarter of 2006. TMC and TMLP do not expect to have any future capital expenditures for these projects. Mercati Generali, which is located in Rome and is TMC’s and TMLP’s remaining European predevelopment project, has a carrying value of approximately $11 million. TMC intends to explore various strategies with respect to this project. If TMC is not successful in these efforts, impairment may result.

In addition to the foregoing write-downs and as previously reported on a Form 8-K filed on January 6, 2006, TMC and TMLP decided on December 30, 2005 to reduce the number of predevelopment projects and to write-off the associated capitalized cost of the abandoned projects. Accordingly, ten predevelopment projects were written off in the fourth quarter of 2005. TMC and TMLP disclosed in that Form 8-K that a charge of $71 million related to these projects was expected in the fourth quarter of 2005. As part of the pending restatement of the financial statements of TMC and TMLP, it has been determined that certain of these projects were previously impaired and should have been written off in prior periods. Additionally, the planned changes in accounting principles and certain of the accounting errors discussed above impact the carrying values and reduce the amount of the total charge expected in the fourth quarter of 2005, such that the total charge in the fourth quarter of 2005 for TMC is expected to be approximately $35 million and for TMLP is expected to be approximately $40 million.

Because the financial statements for 2005 and the first two quarters of 2006 have not yet been finalized, it is possible that additional material impairment charges and write-downs will be recorded in such financial statements once they are finalized.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.	Description
99.1	Part III and the narrative portion of Part IV(3) of the Notification of Late Filing on Form 12b-25 filed by The Mills Corporation and The Mills Limited Partnership with the Securities and Exchange Commission on August 10, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MILLS CORPORATION

By:	/s/ RICHARD J. NADEAU
Name:	Richard J. Nadeau
Title:	Executive Vice President and Chief Financial Officer

THE MILLS LIMITED PARTNERSHIP

By: The Mills Corporation, its general partner

By:	/s/ RICHARD J. NADEAU
Name:	Richard J. Nadeau
Title:	Executive Vice President and Chief Financial Officer

Date: August 10, 2006

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EXHIBIT INDEX

Exhibit No.
99.1	Part III and the narrative portion of Part IV(3) of the Notification of Late Filing on Form 12b-25 filed by The Mills Corporation and The Mills Limited Partnership with the Securities and Exchange Commission on August 10, 2006.

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